                                                                    EXHIBIT 10.1


                      FOURTH AMENDMENT TO CREDIT AGREEMENT
                           AND REAFFIRMATION AGREEMENT

          THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND REAFFIRMATION AGREEMENT (this "Amendment") is entered into as of July 13, 2001, by and among Ziff Davis Media Inc., a Delaware corporation (the "Borrower"), CIBC World Markets Corp., as lead arranger and bookrunner (the "Lead Arranger"), Bankers Trust Company, as syndication agent (the "Syndication Agent"), Fleet National Bank, as documentation agent (the "Documentation Agent"), Canadian Imperial Bank of Commerce, as administrative agent (the "Administrative Agent") and the other Credit Parties signatory hereto (the "Credit Parties").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, the Borrower, the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties are parties to that certain Credit Agreement dated as of April 5, 2000, as amended by that certain First Amendment to Credit Agreement dated as of June 12, 2000, as amended by that certain Second Amendment to Credit Agreement dated as of July 19, 2000, as amended by that certain Third Amendment to Credit Agreement dated as of January 22, 2001 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and

          WHEREAS, the Borrower has requested, and the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties have agreed, (a) to waive certain Defaults and Events of Default and (b) to amend the Credit Agreement, in each case, to the extent set forth herein;

          NOW THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

          1.   Amendments to Article 1.
               -----------------------

          (a)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by adding the following new definitions in appropriate alphabetical order:

          "'Amendment Period' shall mean the period from and including June 30,
            ----------------
2001 through and including September 30, 2002.

         "'*Joint Venture' shall mean any directly-owned joint venture
            -------------
     Subsidiary formed by the Borrower or any of its Subsidiaries with respect to one or more of the *Publications and of which a portion of the Equity Interests therein are owned by one or more Persons other than the Borrower, any of its Subsidiaries or any member of management.

          "'*Publications' shall mean, collectively*.
             -------------

          "'eTesting Labs' shall mean eTesting Labs, Inc., Inc., a Delaware
            -------------
     corporation.

          "'Expedia Travels Joint Venture' shall mean any directly-owned joint
            -----------------------------
     venture Subsidiary formed by LaunchCo or any of its Subsidiaries with respect to the assets and liabilities of LaunchCo relating to the Expedia Travels publication and of which a portion of the Equity Interests therein are owned by one or more Persons other than the Borrower, any of its Subsidiaries or any member of management.

         "'Fourth Amendment Date' shall mean July 13, 2001.
           ---------------------

         "InternetCo Release Date' shall have the meaning set forth in Section
          -----------------------
     5.16 hereof.

         "'Joint Venture Subsidiaries' shall mean, collectively, the *Joint
            -------------------------
     Ventures, the Permitted InternetCo Joint Ventures and the LaunchCo Joint Ventures.

          "'Permitted InternetCo Joint Ventures' shall have the meaning set
            -----------------------------------
     forth in Section 5.16 hereof.

          "'Specified Dispositions' shall have the meaning set forth in the
            ----------------------
     definition of `Permitted Dispositions.'

          "'Specified Equity Contributions' shall mean, with respect to any
            ------------------------------
     Investment, Restricted Payment or Acquisition, the sum of any cash amounts invested (a) in Holdco and contributed to the Borrower or (b) in any Joint Venture Subsidiary by any Person other than the Borrower or any of its Subsidiaries, in either case in the form of an equity contribution or issuance, for the sole purpose of financing such Investment, Restricted Payment or Acquisition and to the extent not used for any other purpose."

          (b)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the definition of "Available Revolving Commitment" in its entirety and by substituting the following in lieu thereof:

          "'Available Revolving Commitment' shall mean, on any calculation date,
            ------------------------------
          the excess of (a) (i) during the Amendment Period, (x) if the Borrower shall have

______________
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

     maintained a Total Leverage Ratio less than or equal to * to 1.00 for each month during the two (2) consecutive fiscal quarters immediately preceding such date, the Revolving Commitment on such date, and (y) if the Borrower shall not have maintained a Total Leverage Ratio less than or equal to
     * to 1.00 for each month during the two (2) consecutive fiscal quarters immediately preceding such date, $10,000,000, and (ii) after expiration of the Amendment Period, the Revolving Commitment on such date, over (b) the sum (without duplication) of (i) the aggregate principal amount of the Revolving Loans then outstanding, (ii) the stated amount of Letters of Credit then outstanding, and (iii) obligations under Letters of Credit which the Borrower has not reimbursed."

          (c)   Article 1 of the Credit Agreement, Definitions, is hereby
                                                   -----------
modified and amended by deleting the existing definition of "Borrower Parties" in its entirety and by substituting the following in lieu thereof:

          "'Borrower Parties' shall mean, collectively, Holdco, Intermediate
            ----------------

     Holdco, any Permitted Intermediate Holdco Subsidiary, the Borrower, the Guarantors and the Foreign Subsidiaries (other than, after the InternetCo Release Date, any foreign members of the InternetCo Group)."

          (d)   Article 1 of the Credit Agreement, Definitions, is hereby
                                                   -----------
modified and amended by deleting the reference to "sixty-five percent (65%)" in the definition of "Borrower Pledge Agreement" and by substituting "sixty-six percent (66%)" in lieu thereof.

          (e)   Article 1 of the Credit Agreement, Definitions, is hereby
                                                   -----------
modified and amended by deleting clauses (i) and (l) from the definition of "Change of Control" in their entirety and by substituting the following, respectively, in lieu thereof:

         "(i) other than in connection with any Specified Disposition or any other disposition of 100% of the Equity Interests of any Subsidiary of the Borrower permitted under Section 7.5 hereof, the failure of the Borrower to own and control, directly or indirectly, free of any Lien or encumbrance, other than Liens in favor of the Administrative Agent and Permitted Liens of the type described in clauses (b) and (k) of the definition of `Permitted Liens', (i) one hundred percent (100%) of the issued and outstanding Equity Interests of each of its Subsidiaries (other than the members of the InternetCo Group, the members of the LaunchCo Group, PubCo and the *Joint Ventures), (ii) (x) during the Amendment Period and prior to the InternetCo Release Date, at least eighty percent (80%) of the issued and outstanding Equity Interests of each member of the InternetCo Group (other than any Permitted InternetCo Joint Venture), provided that the remaining Equity Interests of each member of the InternetCo Group (other than any Permitted InternetCo Joint Venture) not owned, directly or indirectly, by the Borrower are Management Shares, (y) after the Amendment Period and prior to the InternetCo Release Date, directly or indirectly, at least fifty and one-tenth percent (50.1%) of InternetCo, and (z) after the InternetCo Release Date, directly or

______________
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

          indirectly, (I) at least forty percent (40%) and (II) together with Management Shares, at least fifty percent (50%), of the issued and outstanding Equity Interests of InternetCo, and (iii) at least ninety percent (90%) of the issued and outstanding Equity Interests in LaunchCo, provided that the remaining Equity Interests of LaunchCo not owned by the Borrower are Management Shares; or"

               "(l) other than in connection with any Specified Disposition or any other disposition of 100% of the Equity Interests of any Subsidiary of the Borrower permitted under Section 7.5 hereof, (i) the failure of LaunchCo to own and control, free and clear of any Lien or encumbrance, other than Liens in favor of the Administrative Agent and Permitted Liens of the type described in clauses (b) and (k) of the definition of `Permitted Liens', (x) at least ninety percent (90%) of the issued and outstanding Equity Interests of Subsidiaries of LaunchCo (except the Expedia Travels Joint Venture and, after expiration of the Amendment Period, the LaunchCo Joint Ventures), or
          (y) at least seventy-five percent (75%) of the issued and outstanding Equity Interests of LaunchCo Joint Ventures, provided that, in each case, if any of the Equity Interests not owned by LaunchCo are owned by members of management of LaunchCo or members of management of LaunchCo Joint Venture, such Equity Interests shall comply with the requirements for Management Shares, or (ii) during the Amendment Period, the failure by InternetCo to own and control, free and clear of any Lien or encumbrance, other than Liens in favor of the Administrative Agent and Permitted Liens of the type described in clauses (b) and (k) of the definition of `Permitted Liens', directly or indirectly, (I) at least forty percent (40%) and (II) together with Management Shares, at least fifty percent (50%), of the issued and outstanding Equity Interests of each Permitted InternetCo Joint Venture."

          (f)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Collateral" in its entirety and by substituting the following in lieu thereof:

         "'Collateral' shall mean all property pledged as collateral security
           ----------
     for the Obligations pursuant to the Security Documents or otherwise, to the extent set forth in the Security Documents, and all other property of Holdco, Intermediate Holdco, the Borrower or any of its Subsidiaries that is now or hereafter in the possession or control of any Credit Party in which any Credit Party has been granted a Lien."

          (g) Article 1 of the Credit Agreement, Definitions, is hereby
                                                 -----------
     modified and amended by deleting the existing definition of "EBITDA" in its entirety and by substituting the following in lieu thereof:

         "'EBITDA' shall mean, for any period of determination, for the Borrower
           ------
     and its Restricted Subsidiaries on a consolidated basis, an amount equal to the sum of (without duplication) (a) Net Income for such period, plus (b) to the extent deducted in determining Net Income, the sum of each of the following for such period: (i) Interest Expense, (ii) income, franchise and withholding tax expense, (iii) depreciation and amortization, (iv) extraordinary, unusual or non-recurring expenses, charges or losses (less extraordinary, unusual or non-recurring gains), (v) any other non-cash charges, (vi) non-recurring transaction expenses and fees (including, without limitation, underwriters' fees), and (vii) the Specified Add-Backs; provided, however, for purposes of determining the Senior Leverage Ratio
     --------  -------
     and the Total Leverage Ratio (including, without limitation, under Section
     2.3 and Section 2.4 hereof) and for purposes of determining compliance with the limitations set forth in clause (e) of the definition of `Permitted Dispositions', (A) with respect to any person that became a Restricted Subsidiary of, or was merged with or consolidated into, the Borrower during such period, or the Acquisition by the Borrower or any of its Restricted Subsidiaries of a substantial part of the assets of any Person during such period, `EBITDA' shall also include the EBITDA of such Person or attributable to such assets, as applicable, during such period as if such Acquisition, merger or consolidation had occurred on the first day of such period, and (B) with respect to any Person that ceased to be a Restricted Subsidiary of the Borrower during such period, or any material assets of the Borrower or any of its Restricted Subsidiaries sold or otherwise disposed of by the Borrower or any such Restricted Subsidiary during such period, `EBITDA' shall exclude the EBITDA of such Person or attributable to such assets, as applicable, during such period as if such sale or disposition of such Restricted Subsidiary or such assets had occurred on the first day of such period; provided further, however, that 'EBITDA'
                                   -------- -------  -------
     shall be calculated with respect to months or quarters, as applicable, ending after April 1, 2001, without giving effect to the interests of the Borrower or any Restricted Subsidiary in MacWorld or in any Joint Venture Subsidiary except to the extent of the greater of (x) (A) the amount of cash received by the Borrower or any of its Restricted Subsidiaries from MacWorld or such Joint Venture Subsidiary, as applicable, during such period, less (B) the aggregate amount of any Investments (other than Investments funded by Specified Equity Contributions) in MacWorld or such Joint Venture Subsidiary, as applicable, made by the Borrower or any of its Restricted Subsidiaries during such period or (y) zero (0)."

          (h)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting clause (e) from the definition of "Fixed Charges" and by substituting the following in lieu thereof:

         "(e) Investments in or loans to LaunchCo and InternetCo (other than any such Investments or loans funded by Specified Equity Contributions or by the Net Proceeds of the Specified Dispositions);"

          (i)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------

modified and amended by deleting clause (b) from the definition of "Funded Debt" and by substituting the following in lieu thereof:

         "(b) the principal amount of all Indebtedness for money borrowed of another Person (other than, with respect to the Borrower, a Restricted Subsidiary) Guaranteed by such Person;"

          (j)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
     modified and amended by deleting the existing definition of "Guarantors" in its entirety and by substituting the following in lieu thereof:

          "'Guarantors' shall mean, collectively, each domestic Restricted
            ----------
     Subsidiary of the Borrower, each domestic member of the LaunchCo Group and, prior to the InternetCo Release Date, each domestic member of the InternetCo Group, in each case that guaranties payment of the Obligations hereunder and under the other Loan Documents."

          (k)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------

modified and amended by adding the following proviso at the end of the definition of "Interest Expense":

          "; provided, however, solely for purposes of calculating the amount of
             --------  -------
     Fixed Charges and determining the amount of Interest Expense set forth in clause (b) of the definition of `Interest Coverage Ratio', `Interest Expense' shall exclude the amount of any Restricted Payment due on or after July 16, 2001, with respect to the Permitted High-Yield Securities or the Refinancing Securities, but only to the extent that such Restricted Payment has been pre-funded with Specified Equity Contributions."

          (l)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by adding "(other than the Expedia Travels Joint Venture)" at the end of the definition of "LaunchCo Group".

          (m)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "LaunchCo Joint Ventures" in its entirety and by substituting the following in lieu thereof:

         "'LaunchCo Joint Ventures' shall mean any directly-owned joint venture
           -----------------------
     Subsidiary formed by LaunchCo (other than the Expedia Travels Joint Venture) with respect to which a portion of the Equity Interests therein are owned by one or more Persons other than the Borrower, any of the Restricted Subsidiaries, any wholly-owned member of the LaunchCo Group, any wholly-owned member of the InternetCo Group or any member of management."

          (n)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by adding the following proviso at the end of the definition of "MacWorld":

         "; provided, however, that notwithstanding anything to the contrary
            --------  -------

     contained in this Agreement, in the event that PubCo shall sell or otherwise dispose of the Equity Interest owned by it in MacWorld, all references to 'MacWorld' in this Agreement shall no longer have any force or effect"

          (o)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Management Redemption Debt" in its entirety and by substituting the following in lieu thereof:

         "'Management Redemption Debt' shall mean any Indebtedness issued by
           --------------------------
     Holdco or any of its Subsidiaries in favor of any officers, directors or employees of the Borrower or any of its Subsidiaries in connection with the purchase or redemption of Management Shares from such Person."

          (p)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Management Shares" in its entirety and by substituting the following in lieu thereof:

         "'Management Shares' shall mean the Equity Interests, if any, of PubCo,
           -----------------
     any member of the LaunchCo Group or any member of the InternetCo Group issued by such Person to its employees; provided that such Equity Interests
                                             --------
     shall be issued pursuant to an agreement, in form and substance satisfactory to the Agents (it being understood that any such agreement shall include a grant by the recipients of such Equity Interests to the other holders of the Equity Interests of such issuer and to the Administrative Agent, on behalf of the Credit Parties, to require that in the event of the sale of all or substantially all of the Equity Interests of such issuer to a third party, such employee shall be required to sell such Equity Interests to such third party)."

          (q)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Permitted Dispositions" in its entirety and by substituting the following in lieu thereof:

         "'Permitted Dispositions' shall mean the sale, lease, abandonment,
           ----------------------
     transfer, trade or other disposition of, in a single transaction or in a series of related transactions, any Assets, in each case at not less than the fair market value thereof and subject to the following conditions: (a) the Borrower shall provide to the Administrative Agent and the Lenders a Performance Certificate setting forth the arithmetical calculations required to establish the Borrower's pro forma compliance with Sections 8.1 and 8.2 of this Agreement; (b) with respect to any disposition having a Purchase Price (with respect to a single transaction or a series of related transactions) in excess of $10,000,000, the Borrower shall provide to the Administrative Agent and the Lenders (i) revised Projections assuming consummation of such disposition and demonstrating pro forma compliance with the terms of this Agreement through, in the case of dispositions (x) during the Amendment Period, the expiration of the Amendment Period, and
     (y) after expiration of the Amendment Period, the Final Maturity Date, and
     (ii) evidence satisfactory to the Agents and their
     counsel that the board of directors of the applicable Borrower Party shall have certified in good faith as to the fair market value determination of the Purchase Price with respect to such disposition; (c) at least seventy-five percent (75%) of the Purchase Price with respect to such disposition shall be in the form of cash; (d) the aggregate Purchase Price for Assets (other than the International Publications) disposed of by the Borrower and its Restricted Subsidiaries, (i) with respect to a single transaction or a series of related transactions, shall not exceed $20,000,000, and (ii) during the period from the Agreement Date through the Final Maturity Date, shall not exceed $50,000,000, and (e) during the Amendment Period, each of the Lenders shall have consented to such disposition except to the extent that the assets subject to such disposition, together with the assets subject to all other Permitted Dispositions (other than the Specified Dispositions (as defined below)) consummated since the Fourth Amendment Date, shall not exceed fifteen percent (15%) of EBITDA for the twelve (12) month period most recently ended for which financial statements are required to have been provided pursuant to Section 6.1 hereof; provided, however, that *(II) the
                                     --------  -------
     disposition by PubCo of its Equity Interests in MacWorld, *(IV) the disposition of the stream of royalty payments (other than the $3,000,000 payment due in August, 2001) owing to the Borrower in connection with the sale of the International Publications for a cash Purchase Price of at least $7,000,000 ((I), (II), (III) and (IV) being herein referred to collectively as the 'Specified Dispositions'), (V) after expiration of the
                          ----------------------
     Amendment Period and prior to the InternetCo Release Date, the disposition by the Borrower of up to 49.9% of the issued and outstanding Equity Interests in InternetCo, (VI) subject to the restrictions on Change of Control contained in this Agreement, the disposition by any member of the InternetCo Group of the Equity Interests in any Permitted InternetCo Joint Venture, and (VII) subject to the restrictions on Change of Control contained in this Agreement, (A) during the Amendment Period and prior to the InternetCo Release Date, the disposition of up to twenty percent (20%) of the issued and outstanding Equity Interests of each member of the InternetCo Group (other than the Permitted InternetCo Joint Ventures), (B) after the InternetCo Release Date, (x) the disposition by the Borrower of up to sixty percent (60%) of the issued and outstanding Equity Interests in InternetCo and (y) the disposition of assets and liabilities of InternetCo, and (C) after the earlier of the expiration of the Amendment Period and the InternetCo Release Date, (x) the disposition by any member of the InternetCo Group of the Equity Interests of any of its Subsidiaries (other than any Permitted InternetCo Joint Ventures) and (y) the disposition of assets and liabilities by any Subsidiaries of InternetCo."

          (r)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting clauses (i) and (s) from the definition of "Permitted Liens" and by substituting the following, respectively, in lieu thereof:

______________
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

         "(i) after expiration of the Amendment Period, Liens granted to secure Indebtedness of any member of the InternetCo Group or any member of the LaunchCo Group permitted to be incurred under Section 7.1(h) and 7.1(i), respectively;"

          "(s) after expiration of the Amendment Period, Liens on the Equity Interests of InternetCo's Subsidiaries to secure Indebtedness permitted under Section 7.1(h) hereof;"

          (s)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
     modified and amended by deleting clause (a) from the definition of "Restricted Payment" and by substituting the following in lieu thereof:

         "(a) any direct or indirect distribution, dividend, redemption or other payment to any Person on account of any Equity Interests, or other securities of or equity interests, in Holdco, Intermediate Holdco, the Borrower or any of the Borrower's Subsidiaries;"

          (t)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Restricted Purchase" and by substituting the following in lieu thereof:

         "'Restricted Purchase' shall mean any payment on account of the
           -------------------
     purchase, redemption or other acquisition or retirement of any Equity Interests, or other securities of or equity interests, in Holdco, Intermediate Holdco, the Borrower or any of the Borrower's Subsidiaries, including, without limitation, any warrants or other rights or options to acquire Equity Interests of Holdco, Intermediate Holdco, the Borrower or any of the Borrower's Subsidiaries."

          (u)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Restricted Subsidiaries" and by substituting the following in lieu thereof:

         "'Restricted Subsidiaries' shall mean all Subsidiaries of the Borrower
           -----------------------
     other than the Unrestricted Subsidiaries and *Joint Ventures, if any."

          (v)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
 modified and amended by deleting the reference to "$50,000,000" in the definition of "Revolving Commitment" and by substituting "$30,000,000" in lieu thereof.

          (w)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Senior Leverage Ratio" and by substituting the following in lieu thereof:

______________
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

         "'Senior Leverage Ratio' shall mean, on any calculation date, the ratio
           ---------------------
     of (a) Senior Debt, to (b) (i) on and after the Fourth Amendment Date through December 31, 2002, EBITDA for the immediately preceding twelve (12) month period, and (ii) thereafter, EBITDA for the immediately preceding four (4) fiscal quarter period."

          (x)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Subsidiary Guaranty" and by substituting the following in lieu thereof:

         "'Subsidiary Guaranty' shall mean that certain Amended and Restated
           -------------------
     Subsidiary Guaranty Agreement issued by each Subsidiary of the Borrower (other than (a) any of the Foreign Subsidiaries, (b) after the InternetCo Release Date, any members of the InternetCo Group and (c) with respect to any of the Joint Venture Subsidiaries, only to the extent required hereunder) in favor of the Administrative Agent, for the benefit of the Credit Parties, dated as of the Fourth Amendment Date, in substantially the form of Exhibit M attached hereto, and any similar guaranty or any guaranty
             ---------
     supplement delivered pursuant to Section 5.15 hereof."

          (y)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Subsidiary Pledge Agreement" and by substituting the following in lieu thereof:

         "'Subsidiary Pledge Agreement' shall mean that certain Amended and
           ---------------------------
     Restated Subsidiary Pledge Agreement between each Subsidiary of the Borrower (other than (a) any of the Foreign Subsidiaries, (b) after the InternetCo Release Date, any members of the InternetCo Group and (c) with respect to any of the Joint Venture Subsidiaries, only to the extent required hereunder) having one or more of its own Subsidiaries and the Administrative Agent, for the benefit of the Credit Parties, dated as of the Fourth Amendment Date, in substantially the form of Exhibit N attached
                                                             ---------
     hereto, and any similar pledge agreement or any pledge agreement supplement delivered pursuant to Section 5.15 hereof."

          (z)  Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "Subsidiary Security Agreement" and by substituting the following in lieu thereof:

         "'Subsidiary Security Agreement' shall mean that certain Amended and
           -----------------------------
     Restated Subsidiary Security Agreement between each of the Borrower's Subsidiaries (other than (a) any of the Foreign Subsidiaries, (b) after the InternetCo Release Date, any members of the InternetCo Group and (c) with respect to any of the Joint Venture Subsidiaries, only to the extent required hereunder) and the Administrative Agent, for the benefit of the Credit Parties, dated as of the Fourth Amendment Date, in substantially the form of Exhibit O attached hereto, and any similar security agreement or
             ---------
     any security agreement supplement delivered pursuant to Section 5.15 hereof."

               (aa) Article 1 of the Credit Agreement, Definitions, is hereby
                                                       -----------
modified and amended by deleting the reference to "$100,000,000" in the definition of "Term A Commitment" and by substituting "$46,938,571.70" in lieu thereof.

               (bb) Article 1 of the Credit Agreement, Definitions, is hereby
                                                       -----------
modified and amended by deleting the reference to "$255,000,000" in the definition of "Term B Commitment" and by substituting "$125,363,043.16" in lieu thereof.

               (cc) Article 1 of the Credit Agreement, Definitions, is hereby
                                                       -----------
modified and amended by deleting the existing definition of "Total Leverage Ratio" and by substituting the following in lieu thereof:

               "'Total Leverage Ratio' shall mean, on any calculation date, the
                 --------------------
          ratio of (a) Borrower Debt, to (b) (i) on and after the Fourth Amendment Date through December 31, 2002, EBITDA for the immediately preceding twelve (12) month period, and (ii) thereafter, EBITDA for the immediately preceding four (4) fiscal quarter period."

          (dd) Article 1 of the Credit Agreement, Definitions, is hereby
                                                  -----------
modified and amended by deleting the existing definition of "ZD Labs" in its entirety and all references in the Credit Agreement to "ZD Labs" shall hereafter be deemed to be references to "eTesting Labs".

          2.   Amendments to Section 2.1.
               -------------------------

               (a) Section 2.1 of the Credit Agreement, The Loans, is hereby
                                                        ---------
modified and amended by deleting the reference to "$405,000,000" in the introductory paragraph and by substituting "$202,301,614.86" in lieu thereof.

               (b) Section 2.1 of the Credit Agreement, The Loans, is hereby
                                                        ---------
modified and amended by adding the following proviso to the end of the last sentence of clause (a) thereof:

          "; provided, however, with respect to each year during the Amendment
             --------- -------
          Period, the Borrower shall not be permitted to borrow any additional Advances under the Revolving Commitment for the fifteen (15) day period from and including March 31st through April 14th"

          3.   Amendments to Section 2.3.
               -------------------------

               (a) Section 2.3 of the Credit Agreement, Interest and
                                                        ------------
Determination of Dollar Equivalent Amount, is hereby modified and amended by adding the following proviso to the end of the first sentence of clause (a) thereof:

          "; provided, however, during the Amendment Period, interest on each
             --------  -------
          Base Rate Advance shall be payable monthly in arrears, commencing on July 31, 2001"

          (b)  Section 2.3 of the Credit Agreement, Interest and Determination
                                                    --------------------------
of Dollar Equivalent Amount, is hereby modified and amended by adding the
----------------------------
following proviso to the end of the first sentence of clause (b) thereof:

          "; provided, however, during the Amendment Period, interest on each
             --------  -------
     Eurodollar Advance shall be payable monthly in arrears, commencing on July 31, 2001"

          (c)  Section 2.3 of the Credit Agreement, Interest and Determination
                                                    --------------------------
of Dollar Equivalent Amount, is hereby modified and amended by adding the
----------------------------
following sentence at the end of clause (d) thereof:

          "Notwithstanding anything to the contrary contained herein, during the Amendment Period, immediately upon the occurrence of a Default with respect to either Section 8.1 or Section 8.2 hereof and regardless of whether such Default shall constitute an Event of Default under
          Section 9.1(c) hereof, interest on the Obligations shall accrue at the Default Rate from the date of such Default until the earliest to occur of (I) the date of any of the events described in clauses (A) or (B) of the immediately preceding sentence or (II) the date of compliance with both Section 8.1 and Section 8.2 hereof."

          (d)  Section 2.3 of the Credit Agreement, Interest and Determination
                                                    ---------------------------
of Dollar Equivalent Amount, is hereby modified and amended by adding the
---------------------------
following sentence at the end of clause (f)(i) thereof:

          "Notwithstanding anything to the contrary contained in the foregoing, during the Amendment Period, with respect to any Advance under the Revolving Commitment, or any Advance of the Term A Loans, the Applicable Margin shall be (A) 3.750% per annum with respect to any Eurodollar Advance and (B) 2.500% per annum with respect to any Base Rate Advance."

          (e)  Section 2.3 of the Credit Agreement, Interest and Determination
                                                    --------------------------
of Dollar Equivalent Amount, is hereby modified and amended by adding the
---------------------------
following sentence at the end of clause (f)(ii) thereof:

          "Notwithstanding anything to the contrary contained in the foregoing, during the Amendment Period, with respect to any Advance of the Term B Loans, the Applicable Margin shall be (A) 4.250% per annum with respect to any Eurodollar Advance and (B) 3.000% per annum with respect to any Base Rate Advance."

          4.   Amendments to Section 2.7.
               -------------------------

          (a)  Section 2.7 of the Credit Agreement, Mandatory Repayments, is
                                                    --------------------
hereby modified and amended by adding "After expiration of the Amendment Period," at the beginning of each of clauses (i), (ii), (iii), (iv) and (v) of clause (b) thereof.

          (b)    Section 2.7 of the Credit Agreement, Mandatory Repayments, is
                                                      --------------------
hereby further modified and amended by adding the following new clause (viii) at the end of clause (b) thereof:

         "(viii) Notwithstanding anything to the contrary contained in this
     Section 2.7(b), during the Amendment Period, one hundred percent (100%) of any Net Proceeds from the sale or other disposition of Assets (including, without limitation, any Equity Interests in MacWorld or LaunchCo, but not including (A) the issuance of Equity Interests in InternetCo or any of its Subsidiaries, (B) the sale by the Borrower or any of its Subsidiaries of Equity Interests in InternetCo or any of its Subsidiaries to the extent that the Borrower shall have certified to the Agents that the Net Proceeds received by the Borrower or any of its Subsidiaries in connection therewith shall have simultaneously been re-invested in InternetCo or such Subsidiary of InternetCo, as applicable, (C) the sale of obsolete equipment and inventory, (D) the sale, transfer or other disposition of fixed Assets that are replaced by property of substantially equivalent value in the ordinary course of business, (E) the sale or lease of databases, software, subscriber lists or office or laboratory space, or the licensing of intellectual property, in each case in the ordinary course of business, (F) the sale of Cash Equivalents, or (G) the sale or discount of accounts receivable in connection with compromise or collection (but not in connection with accounts receivable securitizations or similar transactions)) received by the Borrower, InternetCo, LaunchCo or any of their respective Subsidiaries, or distributed by MacWorld to the Borrower, InternetCo, LaunchCo or any of their respective Subsidiaries, shall, in the case of InternetCo, LaunchCo or any applicable Subsidiaries of the Borrower, be promptly distributed on a pro rata basis to all of such Person's equity holders and upon the Borrower receipt of its pro rata share, shall be applied to permanently reduce the Loans pursuant to Section 2.7(e) hereof; provided, however, that to the extent InternetCo shall
                    --------  -------
     distribute to the Borrower any Net Proceeds received by it in connection with the issuance of Equity Interests in InternetCo or any of its Subsidiaries, such Net Proceeds shall be applied to permanently reduce the Loans pursuant to Section 2.7(e) hereof; provided, further however, that
                                              --------  ------- -------
     during the Amendment Period, Net Proceeds received in connection with the Specified Dispositions in an aggregate amount not to exceed $50,000,000 may be re-invested in the Borrower, InternetCo, LaunchCo or any of their respective Subsidiaries (but not in MacWorld) to the extent permitted under
     Section 7.2 hereof and in the manner set forth in clause (vi) above."

          (c)    Section 2.7 of the Credit Agreement, Mandatory Repayments, is
                                                      --------------------
hereby modified and amended by deleting clause (f) in its entirety and by substituting the following in lieu thereof:


          "(f)   Revolving Loans. The Borrower shall make a prepayment of the
                 ---------------
     Revolving Loans (without any corresponding permanent reduction in the Revolving Commitment) (i) in an amount equal to the excess, if any, of the aggregate principal amount of the Revolving Loans over the Available Revolving Commitment and (ii)
          on each March 31st during the Amendment Period, in an amount sufficient to reduce the aggregate outstanding principal amount of the Revolving Loans to zero (0)."

          5.   Amendments to Section 5.15.
               --------------------------

          (a)  Section 5.15 of the Credit Agreement, Covenants Regarding
                                                     -------------------
Formation of Subsidiaries, the Making of Acquisitions and Investments, is hereby
---------------------------------------------------------------------
modified and amended by deleting first two sentence thereof in their entirety and substituting the following therefor:

         "At the time of any Acquisition by any of the Borrower Parties, or the formation of any new Subsidiary of any of the Borrower Parties, the Borrower will, and will cause each of the other Borrower Parties, as applicable and subject to Section 5.16 hereof, to (a) (other than in the case of the Foreign Subsidiaries and the Joint Venture Subsidiaries) provide to the Administrative Agent a duly executed supplement to the Subsidiary Security Agreement for any new Subsidiary, together with appropriate UCC_1 financing statements (provided that, with respect to the LaunchCo Joint Ventures, the Borrower shall use commercially reasonable efforts to obtain a supplement to the Subsidiary Security Agreement), (b) (other than in the case of the Foreign Subsidiaries and the Joint Venture Subsidiaries), provide to the Administrative Agent a duly executed supplement to the Subsidiary Guaranty and a loan certificate for any such new Subsidiary, substantially in the form of Exhibit T attached hereto, together with appropriate attachments thereto (provided that, with respect to the LaunchCo Joint Ventures, the Borrower shall use commercially reasonable efforts to obtain a supplement to the Subsidiary Guaranty); (c) (other than in the case of the Foreign Subsidiaries and the Joint Venture Subsidiaries) pledge to the Administrative Agent all (or in the case of the Foreign Subsidiaries, sixty-six percent (66%)) of the Equity Interests (or other instruments or securities evidencing ownership) of any Subsidiary or Person which is acquired or formed, beneficially owned by any of the Borrower Parties (including, without limitation, the Equity Interests of any Joint Venture Subsidiary), as additional Collateral for the Obligations to be held by the Administrative Agent in accordance with the terms of the Borrower Pledge Agreement or the Subsidiary Pledge Agreement, as applicable, and execute and deliver to the Administrative Agent all such documentation for such pledge (including, without limitation, a supplement to the Subsidiary Pledge Agreement, original certificates representing the pledged Equity Interests and corresponding certificate powers duly executed in blank) as, in the reasonable opinion of the Administrative Agent, is appropriate; and (d) provide all other documentation, including, without limitation, an Intellectual Property Security Agreement or any other security agreement covering any additional intellectual property obtained by such Borrower Party (other than in the case of the Foreign Subsidiaries and the Joint Venture Subsidiaries), additional UCC-1 financing statements, and one or more opinions of counsel reasonably satisfactory to the Administrative Agent which in the reasonable opinion of the Administrative Agent is appropriate with respect to such Acquisition or the formation of such new Subsidiary (provided that, in the case of the LaunchCo Joint Ventures, the Borrower shall use commercially reasonable efforts to obtain such other documentation). In addition, subject to Section 5.16 hereof, if the Borrower or any of the Subsidiaries of the Borrower (other than the Foreign Subsidiaries and the Joint Venture Subsidiaries) shall at any time obtain any interest in any registered patent, trademark or copyright, or application for any of the foregoing, the Borrower or the applicable Subsidiary shall, as soon as reasonably practicable thereafter, execute and deliver to the Administrative Agent an Intellectual Property Security Agreement (or amendment thereto), such UCC-1 financing statements and one or more opinions of counsel reasonably satisfactory to the Administrative Agent which in the reasonable opinion of the Administrative Agent is appropriate for the pledge of such interests to the Administrative Agent (provided that, in the case of the LaunchCo Joint Ventures, the Borrower shall use commercially reasonable efforts to obtain an Intellectual Property Security Agreement and such related documentation as would otherwise be required hereunder)."

          (b) Section 5.15 of the Credit Agreement, Covenants Regarding
                                                    -------------------
Formation of Subsidiaries, the Making of Acquisitions and Investments, is hereby
---------------------------------------------------------------------
further modified and amended by deleting the penultimate sentence thereof and by substituting the following therefor:

         "Investments made by any of the Borrower Parties (other than the Foreign Subsidiaries and the Joint Venture Subsidiaries) after the Agreement Date shall also be treated as additional Collateral and shall be subject to the provisions of appropriate Security Documents (provided that, in the case of the LaunchCo Joint Ventures, the Borrower shall use commercially reasonable efforts to obtain a pledge of any Investment to the extent otherwise required to be provided hereunder)."

          6.   Amendment to Article 5. Article 5 of the Credit Agreement,
               ----------------------
General Covenants, is hereby modified and amended by adding the following new
-----------------
Section 5.16 at the end thereof:

               "Section 5.16  Release of Certain Collateral. Notwithstanding
                              -----------------------------
     anything to the contrary contained in this Agreement or in any other Loan Document, so long as no Default or Event of Default then exists or would be caused thereby, (a) the Borrower may request that the Required Lenders agree, in their sole discretion, to the release of any Guaranties issued by and any Collateral pledged by any member of the InternetCo Group (but not any Equity Interests owned by the Borrower or any of its Subsidiaries (other than InternetCo or any of its Subsidiaries) in any member of the InternetCo Group) (the effective date of such release of Guaranties and Collateral being herein referred to as the "InternetCo Release Date"); provided, however, that so long as the aggregate amount of Investments by
     --------  -------
     the Borrower and its Subsidiaries (other than InternetCo and its Subsidiaries) in the members of the InternetCo Group have been less than $15,000,000 from and after the Fourth Amendment Date, the consent of the Required Lenders shall not be required and the Administrative Agent may release the Guaranties and the Collateral upon the Borrower's request, and
     (b) InternetCo may form joint ventures (the "Permitted InternetCo Joint
                                                  --------------------------
     Ventures") with respect to not more than five (5) web sites, provided that
     --------
     the aggregate amount of

          Investments made by the Borrower and its Subsidiaries in any individual web site subject to such joint venture arrangements shall not be more than $500,000 or $2,500,000 in the aggregate for all such joint venture web sites since the Fourth Amendment Date, and the Administrative Agent may release the Guaranties and the Collateral related to any Permitted InternetCo Joint Venture upon the Borrower's request. In the event that the Borrower or any of its Subsidiaries shall form any *Joint Venture and so long as no Default or Event of Default then exists or would be caused thereby, the Collateral relating to the applicable *Joint Venture (but not any Equity Interests owned by the Borrower or any of its Subsidiaries therein) shall be released by the Administrative Agent at the request of the Borrower."

          7.   Amendment to Section 6.1. Section 6.1 of the Credit Agreement,
               ------------------------
Monthly Financial Statements and Information, is hereby deleted in its entirety
---------------------------------------------
and the following substituted in lieu thereof:


          "Section 6.1   Monthly Financial Statements and Information. With
                         --------------------------------------------
respect to each month ending during the Amendment Period (including, without limitation, September 30, 2002) and with respect to the month ending November 30, 2002, within thirty (30) days after the last day of each such month, the unaudited income statement of the Borrower, on a consolidated basis with the Restricted Subsidiaries, and the related revenue and EBITDA on a consolidating (by publication) basis, for such month and for the elapsed portion of the year ended with the last day of such month, which shall set forth in comparative form such figures as at the end of and for such month and the corresponding month during the preceding fiscal year and as against the figures set forth for such month in the Borrower's business plan provided to the Credit Parties pursuant to
Section 6.5(c) hereof, and shall be certified by a Principal Officer to be, in his or her opinion, complete and correct in all material respects and to present fairly in all material respects, in accordance with GAAP, the financial position of the Borrower, on a consolidated and consolidating (by publication) basis, as at the end of such period and the results of operations for such period, and for the elapsed portion of the year ended with the last day of such period, subject only to normal year-end adjustments and the absence of footnotes, cash flow statements and balance sheets."

          8.   Amendment to Section 6.4. Section 6.4 of the Credit Agreement,
               ------------------------
Performance Certificates, is hereby deleted in its entirety and the following
------------------------
substituted in lieu thereof:

         "Section 6.4    Performance Certificates.
                         ------------------------

               "(a) At the time the financial statements are furnished pursuant to Section 6.1 hereof, a Performance Certificate:

                    "(i) setting forth as at the end of such fiscal month, (A) the arithmetical calculations required to establish whether the Borrower was in

______________
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

     compliance with the requirements of Section 8.1 and Section 8.2 hereof, and
     (B) to the extent that the Borrower or any of the Restricted Subsidiaries shall have made any payment during such fiscal month to cover operating expenses incurred in the ordinary course of business which are allocable to the operations of any Unrestricted Subsidiary, evidence that the Borrower shall have received (whether during or prior to such fiscal month) (I) Net Proceeds from any Specified Dispositions or (II) Specified Equity Contributions, in either case in an amount sufficient to cover such operating expenses and not used for other purposes;

               "(ii) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred as at the end of such period, or, if a Default or an Event of Default has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default or Event of Default; and

               "(iii) accompanied by a forecast of weekly cash receipts and disbursements for the immediately succeeding fiscal month certified as reasonable by a Principal Officer of the Borrower.

          "(b) At the time the financial statements are furnished pursuant to
     Section 6.2 hereof, a Performance Certificate:

               "(i)   setting forth as at the end of such fiscal quarter, the
     arithmetical calculations required to establish (A) whether the Borrower was in compliance with the requirements of the Financial Covenants, and (B) after the expiration of the Amendment Period, the Applicable Margin; "

               (ii) setting forth a summary of all Investments received by (x) any member of the InternetCo Group (other than from any other member of the InternetCo Group), (y) any member of the LaunchCo Group (other than from any other member of the LaunchCo Group) and (z) any *Joint Venture, in each case during the applicable fiscal quarter, which summary shall (A) include the total amount of all such Investments received from and after the Agreement Date, (B) identify the Person making such Investment, and (C) with respect to Investments made by the Borrower or any of its Subsidiaries, indicate whether each such Investment was funded with Specified Equity Contributions or Net Proceeds received in connection with a Specified Disposition; and

               "(iii) stating that, to the best of his or her knowledge, no Default or Event of Default has occurred as at the end of such period, or, if a Default or an Event of Default has occurred, disclosing each such Default or Event of Default and its nature, when it occurred, whether it is continuing and the steps being taken by the Borrower with respect to such Default or Event of Default."

______________
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

          9.   Amendment to Section 6.5. Section 6.5 of the Credit Agreement,
               -------------------------
Other Reports, is hereby modified and amended by adding the following new'
-------------
subsection (j) at the end thereof:

               "(j) Promptly, and in no event later than five (5) Business Days, following the consummation thereof, written notice to the Arrangers of
          (i) any capital contribution made to the Borrower and (ii) any use of Net Proceeds received in connection with any Specified Dispositions permitted to be reinvested under Section 2.7 hereof."

          10.  Amendments to Section 7.1.
               -------------------------

               (a)  Section 7.1 of the Credit Agreement, Indebtedness, is hereby
                                                         ------------
modified and amended by deleting subsection (f) and substituting the following in lieu thereof:

               "(f) (i) during the Amendment Period, Indebtedness that constitutes an Investment permitted under Section 7.2 hereof (provided that, to the extent any such Funded Debt shall be evidenced by a promissory note in favor of any Guarantor, such note shall be collaterally assigned to the Administrative Agent and, if such Funded Debt is secured, each security agreement or other collateral document relating thereto shall also be collaterally assigned to the Administrative Agent), and (ii) after the Amendment Period, Indebtedness that constitutes an Investment permitted under Section 7.2(a), (d) or (m) hereof;

               (b) Section 7.1 of the Credit Agreement, Indebtedness, is hereby further modified and amended by deleting subsection (q) and substituting the following in lieu thereof:

               "(q) (i) prior to the InternetCo Release Date, Indebtedness of any member of the InternetCo Group to any other member of the InternetCo Group (other than the Permitted InternetCo Joint Ventures) and Indebtedness of any Permitted InternetCo Joint Venture to any other Permitted InternetCo Joint Venture and (ii) after the InternetCo Release Date, Indebtedness of any member of the InternetCo Group to any other member of the InternetCo Group;"

               (c)  Section 7.1 of the Credit Agreement, Indebtedness, is hereby
                                                         ------------
further modified and amended by deleting subsection (s) and substituting the following in lieu thereof:

               "(s) (i) after the expiration of the Amendment Period or (ii) with the consent of the Required Lenders, non-Recourse Indebtedness incurred by the Borrower and its Restricted Subsidiaries in an aggregate amount not to exceed $5,000,000 at any one time outstanding;"


               (d)  Section 7.1 of the Credit Agreement, Indebtedness, is hereby
                                                         ------------
modified and amended by deleting subsection (u) and substituting the following in lieu thereof:

               "(u) (i) after the expiration of the Amendment Period or (ii) with the consent of the Required Lenders, other Indebtedness not expressly permitted above in an aggregate principal amount not to exceed $5,000,000 at any one time outstanding."

               (e)  Section 7.1 of the Credit Agreement, Indebtedness, is hereby
                                                         ------------
modified and amended by adding the following at the end of thereof:

          "Notwithstanding anything to the contrary contained herein, during the Amendment Period, each of the Foreign Subsidiaries, each member of the InternetCo Group and each member of the LaunchCo Group shall not incur any Funded Debt without the consent of the Required Lenders (other than (i) any intercompany Indebtedness within each such specified group to the extent otherwise permitted in this Section 7.1 and (ii) Indebtedness permitted under clause (f) of this Section 7.1 (provided that, in each case, to the extent any such Funded Debt shall be evidenced by a promissory note in favor of any Guarantor, such note shall be collaterally assigned to the Administrative Agent and, if such Funded Debt is secured, each security agreement, each security agreement or other collateral document relating thereto shall also be collaterally assigned to the Administrative Agent)); provided,
                                                               --------
          however, that following the earlier of (A) the expiration of the
          -------
          Amendment Period and (B) the InternetCo Release Date, members of the InternetCo Group may incur Indebtedness to the extent otherwise permitted under this Section 7.1 without the consent of the Required Lenders."

          11.  Amendments to Section 7.2.
               -------------------------

               (a)  Section 7.2 of the Credit Agreement, Investments, is hereby
                                                         -----------
modified and amended by deleting the parenthetical "(other than InternetCo)" and substituting "(other than, after the InternetCo Release Date, InternetCo and its Subsidiaries)" in lieu thereof.

               (b)  Section 7.2 of the Credit Agreement, Investments, is hereby
                                                         -----------
further modified and amended by deleting clause (e) and by substituting the following in lieu thereof.

               "(e) so long as the Administrative Agent and the other Credit Parties, or any of them, have not accelerated the payments due in respect of the Loans under Section 9.2 hereof following an Event of Default, make Investments in the Restricted Subsidiaries, the Unrestricted Subsidiaries, the Joint Venture Subsidiaries (other than, except to the extent permitted pursuant to clause (x) of the last paragraph of this Section 7.2, the *Joint Ventures) and MacWorld with Specified Equity Contributions;"

               (c)  Section 7.2 of the Credit Agreement, Investments, is hereby
                                                         -----------
further modified and amended by deleting subsection (r) and substituting the following in lieu thereof:

               "(r) (i) after the expiration of the Amendment Period or (ii) with the consent of the Required Lenders, make other Investments, and issue Guarantees, not expressly permitted above in an aggregate amount not to exceed $1,000,000 at any

------------------
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

     time outstanding; provided, however, that Investments in, and Guarantees for the benefit of, any Permitted InternetCo Joint Venture and, after the InternetCo Release Date, any other member of the InternetCo Group shall not be permitted pursuant to this clause (r)."

          (d)  Section 7.2 of the Credit Agreement, Investments, is hereby
                                                    -----------
further modified and amended by adding the following proviso at the end of thereof:

     "Notwithstanding anything to the contrary contained in this Agreement, the following shall apply:

          "(v) during the Amendment Period, all Investments or loans made by the Restricted Group in or to any member of the InternetCo Group, any member of the LaunchCo Group, MacWorld or any Foreign Subsidiary shall be subject to consent of the Required Lenders; provided, however, that so long as the
                                      --------  -------
     Administrative Agent and the other Credit Parties, or any of them, have not accelerated the payments due in respect of the Loans under Section 9.2 hereof following an Event of Default,

               "(I)   the Borrower and its Restricted Subsidiaries may make
          Investments in the Unrestricted Subsidiaries and in the Joint Venture Subsidiaries (other than, except to the extent permitted pursuant to clause (x) below, the *Joint Ventures) with Specified Equity Contributions;

               "(II) the Borrower and its Subsidiaries may make Investments funded by the Net Proceeds received from asset sales to the extent such proceeds are not required to repay the Loans pursuant to Section
          2.7 hereof and have not been used for any other purpose; and

               "(III) the Borrower may make Investments in any Unrestricted Subsidiary to cover operating expenses incurred in the ordinary course of business which are allocable to the operations of such Unrestricted Subsidiary to the extent that the Borrower shall have received (A) Net Proceeds from any Specified Dispositions or (B) Specified Equity Contributions, in either case in an amount sufficient to cover such operating expenses and not used for other purposes;

          "(w) except for Investments made with Specified Equity Contributions to the extent permitted under Section 7.2(e) hereof, (A) Investments in the Joint Venture Subsidiaries (other than the *Joint Ventures), and (B) following the InternetCo Release Date, Investments by the Borrower or any of its Subsidiaries (other than InternetCo and its Subsidiaries) in members of the InternetCo Group, shall, in each case, require the consent of the Required Lenders;

______________
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

               "(x)   following the sale of all or any material portion of the
          assets and liabilities of any of the *Publications or any of the Equity Interests in any *Joint Ventures, Investments by the Borrower or any of its Subsidiaries in such *Publications and in such *Joint Ventures shall require the consent of the Required Lenders; provided,
                                                                      --------
          however, that such Investments made with Specified Equity
          -------
          Contributions in an amount not to exceed $5,000,000 in the aggregate during the term of this Agreement shall be permitted without the consent of the Required Lenders;

               "(y)   InternetCo and its Subsidiaries shall be permitted to make
          Investments without restriction to the extent such Investments shall be funded by Specified Equity Contributions; and

               "(z)   during the Amendment Period, the Unrestricted Subsidiaries shall be permitted to make Investments in MacWorld (whether directly or through a member of the Restricted Group) only with the consent of the Required Lenders."

          12.  Amendments to Section 7.5.
               -------------------------

               (a)    Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                           -------------------
Acquisition or Disposition of Assets, is hereby modified and amended by deleting
------------------------------------
the reference to "Restricted Subsidiaries" in subsections (iii) and (xiii) thereof and substituting "Subsidiaries" therefor.

               (b)    Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                           --------------------
Acquisition or Disposition of Assets, is hereby modified and amended by deleting
------------------------------------
the introductory paragraph to subsection (v) thereof and substituting the following therefor:

               "(v)   subject to compliance with Section 5.15, the Borrower and
          its Restricted Subsidiaries may form Subsidiaries, and (A) after expiration of the Amendment Period or (B) with the consent of the Required Lenders, may make Acquisitions and Investments of Assets or businesses, within their respective lines of business, subject to the following conditions:"

               (c)    Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                           -------------------
Acquisition or Disposition of Assets, is hereby modified and amended by deleting
------------------------------------
subsection (vi) thereof and substituting the following therefor:

               "(vi)  subject to compliance with Sections 2.7 and 5.15,

               "(A)   during the Amendment Period, (I) the Unrestricted
          Subsidiaries make Investments as permitted under Section 7.2 hereof,
          (II) members of the InternetCo Group may transfer Assets to other members of the InternetCo Group (other than Permitted InternetCo Joint Ventures), members of the Restricted Group or members of the LaunchCo Group (other than LaunchCo Joint Ventures), (III) members of the LaunchCo Group may transfer Assets to other members of the LaunchCo Group

______________
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

          (other than LaunchCo Joint Ventures) or members of the Restricted Group, (IV) members of the InternetCo Group may enter into any merger, consolidation or other business combination with other members of the InternetCo Group (other than Permitted InternetCo Joint Ventures), (V) members of the LaunchCo Group may enter into any merger, consolidation or other business combination with other members of the LaunchCo Group (other than LaunchCo Joint Ventures), (VI) the Unrestricted Subsidiaries (other than LaunchCo Joint Ventures) may create or acquire any Subsidiary, (VII) subject to Section 8.5 hereof, the Unrestricted Subsidiaries may make Capital Expenditures in the ordinary course of their respective businesses, and (VIII) InternetCo and its Subsidiaries may acquire Equity Interests or assets, or make any Acquisition, to the extent funded by Specified Equity Contributions;

               "(B) after the Amendment Period, the Unrestricted Subsidiaries may (I) enter into any merger, consolidation or other business combination, (II) acquire Equity Interests or assets, or make any Acquisition, or (III) create or acquire any Subsidiary or sell, lease, abandon, transfer, trade or otherwise dispose of any of its Assets, property or business; provided, however, that no LaunchCo Joint Venture may form a Subsidiary; and"

               (d) Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                        --------------------
Acquisition or Disposition of Assets, is hereby modified and amended by adding
------------------------------------
"after expiration of the Amendment Period," at the beginning of each of subsections (ix), (x) and (xi) thereof.

               (e) Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                        --------------------
Acquisition or Disposition of Assets, is hereby modified and amended by adding
------------------------------------
the following proviso to subsection (viii) thereof and substituting the following therefor:

               "provided, however, that during the Amendment Period, LaunchCo
                --------  -------
          shall be permitted to form the Expedia Travels Joint Venture;"

               (f) Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                        --------------------
Acquisition or Disposition of Assets, is hereby modified and amended by deleting
------------------------------------
subsection (xii) and substituting "(xii) [Intentionally Omitted]" therefor.

               (g) Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                        --------------------
Acquisition or Disposition of Assets, is hereby modified and amended by deleting
------------------------------------
subsection (xiv) and substituting the following therefor:

               "(xiv) the Borrower and its Subsidiaries may sell (A) up to ten percent (10%) of the Equity Interests owned by the Borrower in LaunchCo to management as Management Shares, (B) during the Amendment Period and prior to the InternetCo Release Date, up to twenty percent (20%) of the issued and outstanding Equity Interests in InternetCo and its Subsidiaries (other than any Permitted InternetCo Joint Venture) to management as Management Shares, (C) after the Amendment Period and prior to the InternetCo Release Date, up to 49.9% of the issued and outstanding Equity Interests in InternetCo, (D) after the InternetCo Release Date and subject to the restrictions on Change of Control contained in this Agreement, up to sixty percent (60%) of the issued and outstanding Equity Interests in InternetCo, and (E) any of the Equity Interests of any of the *Joint Ventures;"

               (h) Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                        --------------------
Acquisition or Disposition of Assets, is hereby modified and amended by adding
------------------------------------
"(A) after expiration of the Amendment Period or (B) during the Amendment Period with the consent of the Required Lenders and" at the beginning of subsection
(xv) thereof.

               (i) Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                        --------------------
Acquisition or Disposition of Assets, is hereby modified and amended by (i)
------------------------------------
adding "(A) after expiration of the Amendment Period or (B) during the Amendment Period with the consent of the Required Lenders and" at the beginning of subsection (xvii) thereof and (B) adding the following proviso at the end of subsection (xvii) thereof:

               "provided, however, that notwithstanding the foregoing, during
                --------  -------
          the Amendment Period, in the event MacWorld or any member of the InternetCo Group transfers assets to the Borrower or any of its Subsidiaries, such Person receiving such assets may further transfer such assets in a substantially contemporaneous transaction to the Borrower or any other Subsidiary of the Borrower;"

               (j) Section 7.5 of the Credit Agreement, Liquidation; Merger;
                                                        --------------------
Acquisition or Disposition of Assets, is hereby modified and amended by deleting
------------------------------------
the word "and" at the end of subsection (xvii), by replacing the period at the end of subsection (xviii) with "; and" and by adding the following new subsection at the end thereof:

               "(xix) subject to compliance with Section 2.7 and Section 5.15 hereof, (A) InternetCo and its Subsidiaries may form any Permitted InternetCo Joint Venture and may sell up to fifty percent (50%) of the Equity Interest owned by it therein, and (B) the Borrower and its Subsidiaries may form any *Joint Venture and may sell any of the Equity Interests owned by it therein."

          13.  Amendment to Section 7.7. Section 7.7 of the Credit Agreement,
               -------------------------
Restricted Payments and Purchases, is hereby deleted in its entirety and the
---------------------------------
following substituted therefor:

               "Section 7.7 Restricted Payments and Purchases. The Borrower
                            ---------------------------------
          shall not, and shall cause each of its Subsidiaries not to, directly or indirectly, declare or make any Restricted Payment or Restricted Purchase except that (a) the Borrower may make regularly scheduled payments of interest when due on the Permitted High-Yield Securities or the Refinancing Securities, (b) the Borrower may make Restricted Payments to Holdco to permit Holdco to pay taxes, salaries, directors fees, indemnities and expenses and other corporate expenses in the ordinary course of its

------------------
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

          business, (c) the Subsidiaries of the Borrower may make distributions to the holders of their respective Equity Interests, (d) the Borrower and its Subsidiaries may declare and pay dividends solely in common stock or Preferred Stock (other than Disqualified Capital Stock), and
          (e) so long as no Default or Event of Default then exists or would be caused thereby, the Borrower and its Subsidiaries may (i) make Restricted Payments to Holdco, Intermediate Holdco or any Permitted Intermediate Holdco Subsidiary to enable such Person to make, and such Person may make, regularly scheduled payments of interest when due on any Permitted High-Yield Securities (or the Refinancing Securities, as applicable), after expiration of a five (5) year period following the issuance of such securities (during which time such securities may accrue interest in kind), (ii) in connection with any refinancing of Permitted High-Yield Securities with Refinancing Securities, make Restricted Payments to the holders of the Permitted High-Yield Securities in an aggregate amount not to exceed the amount of then outstanding principal and accrued interest of the Permitted High-Yield Securities, plus related premiums, fees and expenses with respect to the refinancing of the Permitted High-Yield with such Refinancing Securities, (iii) make Restricted Payments or Restricted Purchases in connection with the repurchase, redemption or other acquisition or retirement for value of any Equity Interests of Holdco or any of its Subsidiaries held by any employee, former employee, spouse, former spouse of any employee or former employee and any of their respective estates, or make payments on notes evidencing any Management Redemption Debt, in an aggregate amount not to exceed the sum of (A) $1,000,000 during any fiscal year (with unused amounts in any fiscal year being carried over to succeeding fiscal years), plus (B) the Borrower's fifty percent (50%) share of the aggregate cash Net Proceeds received from any `key-man' life insurance policies, (iv) repurchase Equity Interests by the issuance of Management Redemption Debt permitted under Section 7.1 hereof, (v) repurchase Equity Interests or make payments with respect to Management Redemption Debt with Specified Equity Contributions expressly made for such purpose, and (vi) repurchase Equity Interests in consideration for the cancellation of any Management Notes issued in connection with the original purchase thereof. Notwithstanding anything to the contrary contained in this Agreement or the other Loan Documents, the Borrower's share of all Restricted Payments made by the direct Unrestricted Subsidiaries shall be paid to the Borrower."

          14.  Amendment to Section 7.8. Section 7.8 of the Credit Agreement,
               ------------------------
Affiliate Transactions, is hereby modified and amended by deleting clause (a)
----------------------
thereof and by substituting "(a) Investments and loans (other than loans made by any of the Unrestricted Subsidiaries to any member of the Restricted Group) permitted under Section 7.1 and Section 7.2 (other than loans made by any of the Unrestricted Subsidiaries to any member of the Restricted Group)" therefor.

          15.  Amendment to Article 8.
               ----------------------

               (a) Section 8.1 of the Credit Agreement, Total Leverage Ratio, is
                                                        --------------------
hereby deleted in its entirety and the following substituted in lieu thereof:

               "Section 8.1 Total Leverage Ratio. (a) The Borrower shall not
                            --------------------
          permit for any calendar month end (other than October 31, 2002) during the periods set forth below, or as of the date of any Advance (including, without limitation, October 31, 2002) during such periods, the Total Leverage Ratio, after giving effect to such Advance (if applicable), to exceed the applicable ratio for such date during the periods as set forth below:

                       Applicable Period                      Ratio
                       -----------------                      -----
          June 30, 2001                                     *to 1.00
          July 1, 2001 through August 31, 2001              *to 1.00
          September 1, 2001 through September 30, 2001      *to 1.00
          October 1, 2001 through October 31, 2001          *to 1.00
          November 1, 2001 through November 30, 2001        *to 1.00
          December 1, 2001 through December 31, 2001        *to 1.00
          January 1, 2002 through January 31, 2002          *to 1.00
          February 1, 2002 through February 28, 2002        *to 1.00
          March 1, 2002 through March 31, 2002              *to 1.00
          April 1, 2002 through April 30, 2002              *to 1.00
          May 1, 2002 through May 31, 2002                  *to 1.00
          June 1, 2002 through June 30, 2002                *to 1.00
          July 1, 2002 through September 30, 2002           *to 1.00
          October 1, 2002 through December 31, 2002         *to 1.00


               "(b) The Borrower shall not permit for each fiscal quarter end during the periods set forth below, or as of the date of any Advance during such periods, the Total Leverage Ratio, after giving effect to such Advance (if applicable), to exceed the applicable ratio for such date during the periods as set forth below:

                       Applicable Period                      Ratio
                       -----------------                      -----
          January 1, 2003 through December 31, 2003         *to 1.00
          January 1, 2004 and thereafter                    *to 1.00"

               (b) Section 8.2 of the Credit Agreement, Senior Leverage Ratio,
                                                        ---------------------
is hereby deleted in its entirety and the following substituted in lieu thereof:

               "Section 8.2 Senior Leverage Ratio. (a) The Borrower shall not
                            ---------------------
          permit for any calendar month end (other than October 31, 2002) during the periods set forth below, or as of the date of any Advance (including, without limitation, October 31, 2002), the Senior Leverage Ratio, after giving effect to such Advance (if applicable), to exceed the applicable ratio for such date during the periods as set forth below:

------------------
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

                      Applicable Period                       Ratio
                      -----------------                       -----
          June 30, 2001 through December 31, 2001           *to 1.00
          January 1, 2002 through March 31, 2002            *to 1.00
          April 1, 2002 through September 30, 2002          *to 1.00
          October 1, 2002 through December 31, 2002         *to 1.00

               "(b) The Borrower shall not permit for each fiscal quarter end during the periods set forth below, or as of the date of any Advance during such periods, the Senior Leverage Ratio, after giving effect to such Advance (if applicable), to exceed the applicable ratio for such date during the periods as set forth below:

                      Applicable Period                       Ratio
                      -----------------                       -----
          January 1, 2003 through December 31, 2003         *to 1.00
          January 1, 2004 and thereafter                    *to 1.00"

               (c) Section 8.3 of the Credit Agreement, Interest Coverage Ratio,
                                                        -----------------------
is hereby deleted in its entirety and the following substituted in lieu thereof:

               "Section 8.3 Interest Coverage Ratio. For each fiscal quarter end
                            -----------------------
          set forth below, the Borrower shall not permit the Interest Coverage Ratio to be less than the ratio specified below with respect to such fiscal quarter end:

                       Quarters Ending                        Ratio
                       ---------------                        -----
          June 30, 2001 and September 30, 2001              *to 1.00
          December 31, 2001                                 *to 1.00
          March 31, 2002                                    *to 1.00
          June 30, 2002                                     *to 1.00
          September 30, 2002                                *to 1.00
          December 31, 2002                                 *to 1.00
          January 1, 2003 through December 31, 2003         *to 1.00
          January 1, 2004 and thereafter                    *to 1.00"

               (d) Section 8.4 of the Credit Agreement, Fixed Charge Coverage
                                                        ---------------------
Leverage Ratio, is hereby deleted in its entirety and the following substituted
--------------
in lieu thereof:

               "Section 8.4 Fixed Charge Coverage Ratio. For each fiscal quarter
                            ---------------------------
          end specified below, the Borrower shall not permit the Fixed Charge Coverage Ratio to be less than the ratio specified below with respect to such fiscal quarter end:

                       Quarters Ending                        Ratio
                       ---------------                        -----
          June 30, 2001                                     *to 1.00
          September 30, 2001                                Not Tested

------------------
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

          December 31, 2001                             Not Tested
          March 31, 2002                                 *to 1.00
          June 30, 2002                                  *to 1.00
          September 30, 2002                             *to 1.00
          December 31, 2002 and thereafter               *to 1.00


               (e) Section 8.5 of the Credit Agreement, Capital Expenditures, is
                                                        --------------------
hereby deleted in its entirety and the following substituted in lieu thereof:

               "Section 8.5 Capital Expenditures. The Borrower and its
                            --------------------
          Restricted Subsidiaries shall not make Capital Expenditures (other than in connection with the reinvestment of asset sale Net Proceeds to the extent set forth in Section 2.7(b)(viii) and Section 7.5 hereof)
          (a) during the period from April 1, 2001 through March 31, 2002, in excess of $12,000,000, and (b) during the period from April 1, 2002 through September 30, 2002, in excess of the sum of (i) $6,000,000, plus (ii) up to $1,000,000 to be carried over from the prior period to the extent not used during such prior period."

               (f) Article 8 of the Credit Agreement, Financial Covenants, is
                                                      -------------------
hereby modified and amended by adding the following new Section 8.6 at the end thereof:

               "Section 8.6 Minimum Cash On-Hand. The Borrower shall be required
                            --------------------
          to maintain cash on-hand of at least $15,000,000 during the period from the Fourth Amendment Date until July 16, 2001, for the purpose of making the payment of interest due on July 16, 2001, with respect to the Permitted High Yield Securities."

          16.  Amendment to Section 9.1. Section 9.1 of the Credit Agreement,
               ------------------------
Events of Default, is hereby modified and amended by deleting clause (c) thereof
-----------------
and substituting the following therefor:

              "(c) The Borrower shall default in the performance or observance of any agreement or covenant contained in Section 5.1(a), 5.5, 5.7 or
          5.8 or in Article 6 or Article 7 or Article 8 of this Agreement or in any Security Documents; provided, however, that in the case of Article
                                  --------  -------
          6, the Administrative Agent shall have given the Borrower written notice of such Default; provided further, however, that in the case of
                                  -------- -------  -------
          Section 8.1 and 8.2 with respect to compliance with such covenants for any fiscal month (other than November and May) during the Amendment Period, such Event of Default shall only be deemed to have occurred if
          (i) the Borrower shall have failed to demonstrate compliance with such Financial Covenants for two (2) consecutive calendar months, or (ii) the Total Leverage Ratio shall exceed the applicable ratio set forth in Section 8.1 with respect to such calendar month by greater than
          0.50 to 1.00, or (iii) the Senior Leverage Ratio shall exceed the applicable ratio set forth in Section 8.2 with respect to such calendar month by greater than 0.50 to 1.00;"

          17.  Amendments to Exhibits.
               ----------------------

               (a) Exhibit M to the Credit Agreement, Form of Subsidiary
                                                      ------------------
Guaranty, is hereby deleted in its entirety and Exhibit M attached hereto is substituted in lieu thereof.

------------------
*Certain terms have been omitted pursuant to a request for confidential treatment, and the omitted portions have been filed separately with the Securities and Exchange Commission.

               (b) Exhibit N to the Credit Agreement, Form of Subsidiary Pledge
                                                      -------------------------
Agreement, is hereby deleted in its entirety and Exhibit N attached hereto is
---------
substituted in lieu thereof.

               (c) Exhibit O to the Credit Agreement, Form of Subsidiary
                                                      ------------------
Security Agreement, is hereby deleted in its entirety and Exhibit O attached
------------------
hereto is substituted in lieu thereof.

          18.  Amendment to Schedules to the Credit Agreement. Schedule 2 to the
               ----------------------------------------------
Credit Agreement, Allocation of Commitments among Lenders and Lenders' Addresses
                  --------------------------------------------------------------
for Notice, is hereby modified and amended by deleting the existing schedule in
----------
its entirety and by substituting Schedule 2 attached hereto in lieu thereof.

          19.  Waiver. The Lead Arranger, the Syndication Agent, the
               ------
Documentation Agent, the Administrative Agent and the Credit Parties hereby waive (a) (i) the Defaults and Events of Default existing as of June 30, 2001, under the Financial Covenants set forth in Sections 8.1 through 8.4 of the Credit Agreement, (ii) the Default existing under Section 6.5(c) of the Credit Agreement resulting from the Borrower's failure to deliver a copy of the Borrower's annual business plan and updated financial projections for itself and the Restricted Subsidiaries by April 30, 2001, and (iii) the Default existing under Section 6.3 of the Credit Agreement resulting from the Borrower's failure to deliver audited financials, together with related opinions and certificates, with respect to the fiscal year ending March 31, 2001, within 105 days of the end of such fiscal year (the "Financial Statement Default") (the foregoing clauses (i), (ii) and (iii) being hereinafter collectively referred to as the "Existing Defaults") and (b) their rights and remedies under the Credit Agreement and the other Loan Documents which may arise as a result of any Existing Default. Notwithstanding anything to the contrary contained in the foregoing, the waiver of the Financial Statement Default hereunder shall be limited in time and shall thereupon only be effective through July 23, 2001. In the event that the Borrower shall have failed to deliver the financial statements required by Section 6.3 of the Credit Agreement on or before July 23, 2001, an Event of Default shall be deemed to have occurred under the Credit Agreement. The waivers contained in the foregoing sentence shall not waive any other requirement or hinder, restrict or otherwise modify the rights and remedies of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties following the occurrence of any other present or future Default or Event of Default (whether or not related to any Default or Event of Default described in this Section 19) under the Credit Agreement or any other Loan Document.

          20.  No Other Amendments or Waivers. Except for the amendments and
               ------------------------------
waivers set forth above, the text of the Credit Agreement and the other Loan Documents shall remain unchanged and in full force and effect, and the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties hereby reserve the right to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future.

          21.  Reaffirmation. Each of the Borrower and the Guarantors (each a
               -------------
"Pledge Party") acknowledges and agrees that the security and other interests granted to the Administrative Agent and the other Credit Parties pursuant to the Loan Documents to which each respective Pledge Party is a signatory prior to the date hereof shall remain outstanding and in full force and effect in accordance with the Loan Documents, and shall continue to secure the Obligations, and that the security and other interests granted to the Administrative Agent and the other Credit Parties thereby are hereby ratified, confirmed and continued by execution and delivery hereof. The Loan Documents shall remain extant and in full force and effect following the execution and delivery of this Amendment and the other Loan Documents executed in connection therewith, and each of the Pledge Parties hereby ratifies and confirms its respective obligations thereunder.

          22.  Amendment Fee. The Borrower hereby agrees to pay, upon the
               -------------
Effective Date (as defined in Section 23 below), to each Lender delivering its consent to this Amendment on or before July 10, 2001, an amendment fee in the amount of 25 basis points on the amount of such Lender's Revolving Commitment and Term Loans after giving effect to this Amendment and any repayment of the Loans made in connection herewith. The amendment fee referred to herein shall be fully earned when due and non-refundable when paid.

          23.  Conditions to Effectiveness. This Agreement shall be effective as
               ---------------------------
of the date first written above (the "Effective Date") upon (a) the Administrative Agent's receipt of a counterpart hereof duly executed by the Borrower, the Guarantors and the Required Lenders and (b) upon the occurrence of each of the following terms and conditions:

               (a) The Administrative Agent shall have received each of the following in form and substance satisfactory to the Administrative Agent and its counsel:

                    (i) the duly executed Subsidiary Guaranty executed and delivered by each Subsidiary of the Borrower (other than any of the Foreign Subsidiaries and the LaunchCo Joint Ventures existing as of the Fourth Amendment Date);

                    (ii) the duly executed Subsidiary Pledge Agreement from each Subsidiary of the Borrower (other than any of the Foreign Subsidiaries and the LaunchCo Joint Ventures existing as of the Fourth Amendment Date) which has one or more Subsidiaries, together with appropriate original certificates representing the Equity Interests pledged thereunder and corresponding undated certificate powers with respect thereto executed in blank;

                    (iii) the duly executed Subsidiary Security Agreement executed and delivered by each Subsidiary of the Borrower (other than any of the Foreign Subsidiaries and the LaunchCo Joint Ventures existing as of the Fourth Amendment Date), together with appropriate UCC-1 financing statement forms; and

                    (iv) a loan certificate from each new Guarantor in substantially the form attached to the Credit Agreement as Exhibit T, including a certificate of incumbency with respect to each officer authorized to execute Loan Documents on behalf of such Guarantor, together with appropriate attachments which shall include, without limitation, the following items if such Guarantor is a corporation, and the analogous items if such Guarantor is a partnership or a limited liability company: (A) a copy of the articles or certificate of incorporation of such Guarantor, certified to be true, complete and correct by the Secretary of State of the state of such Guarantor's organization, and a true, complete and correct copy of the by-laws of such Guarantor; (B) a true, complete and correct copy of the resolutions of the board of directors of such Guarantor authorizing the execution, delivery and performance by such Guarantor of the Loan Documents to which it is a party; and (C) true, correct and complete copies of any agreements to which such Guarantor is a party in effect with respect to the voting rights, ownership interests, or management of such Guarantor.

               (b) The Credit Parties shall have received payment of all fees and expenses (including, without limitation, the amendment fees referred to in Section 22 above) due and payable on the

Fourth Amendment Date in respect of the Credit Agreement, this Amendment and the transactions contemplated hereby and thereby.

               (c) No event shall have occurred since April 30, 2001, which shall have had a Materially Adverse Effect on the Borrower and its Restricted Subsidiaries taken as a whole except as set forth in Section 19 above.

               (d) The Agents shall have received evidence satisfactory to them that the Borrower shall have received additional equity contributions of at least $50,000,000 from the Controlling Shareholders and the Co-Investors, on terms reasonably acceptable in all respects to the Agents, and at least $35,000,000 shall have been used to permanently reduce the Loans pursuant to
Section 2.7(e) of the Credit Agreement.

               (e) The Agents shall have received a Performance Certificate, which certificate shall demonstrate that, as of the Effective Date and based on the financial statements of the Borrower delivered with respect to the month ending May 31, 2001, the Borrower has, after giving effect to this Amendment and pro forma for the pay-down of the Loans in connection herewith, (i) a Total Leverage Ratio of 5.45 to 1.00 or less and (ii) a Senior Leverage Ratio of 2.30 to 1.00 or less, in each case based upon the Borrower's financial performance for the twelve (12) month period ended May 31, 2001.

               (f) The Agents shall have received such other information, documents, instruments or approvals as the Agents or their counsel may reasonably require by July 10, 2001.

          24.  Conditions Subsequent. As a condition subsequent to the
               ---------------------
amendments set forth in this Amendment, the Borrower shall deliver to the Administrative Agent on or before August 15, 2001, certificates of good standing for each new Guarantor issued by the Secretary of State of such Guarantor's organization and by the Secretary of State or similar state official for each state in which such Guarantor is required to or has qualified to do business.

          25.  Representations and Warranties. The Borrower, for itself and on
               ------------------------------
behalf of each of its Subsidiaries, agrees, represents and warrants in favor of the Lead Arranger, the Syndication Agent, the Documentation Agent, the Administrative Agent and the Credit Parties that:

               (a) This Amendment has been executed and delivered by duly authorized representatives of the Borrower, and the Credit Agreement, as modified and amended by this Amendment, constitutes a legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally and by the application of general equitable principles;

               (b) After giving effect to this Amendment, no Default or Event of Default with respect to the Borrower shall have occurred and be continuing; and

               (c) No event contemplated in connection with this Amendment has occurred, which has not been consented to or waived, the occurrence of which constitutes, or with the passage of time or giving of notice or both would constitute, a material default by the Borrower or any of its Subsidiaries under any material indenture, agreement or other instrument, or any judgment, decree or order, to which the Borrower or any of its Subsidiaries is a party or by which the Borrower or any of its Subsidiaries or any of their respective properties may be bound or affected.

          26.  Effect on the Credit Agreement. Except as specifically provided
               ------------------------------
herein, the Credit Agreement shall remain in full force and effect, and is hereby ratified, reaffirmed and confirmed. This Amendment shall be deemed to be a Loan Document for all purposes.

          27.  Counterparts. This Amendment may be executed in any number of
               ------------
separate counterparts and by the different parties hereto on separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. In proving this Amendment in any judicial proceedings, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom such enforcement is sought. Any signatures delivered by a party by facsimile transmission shall be deemed an original signature hereto.

          28.  Law of Contract. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE
               ---------------
WITH AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

BORROWER:                        ZIFF DAVIS MEDIA INC.


                                 By: /s/ David F. Mullen
                                 Name: David F. Mullen
                                 Title: Vice President and Conroller

LEAD ARRANGER:                   CIBC WORLD MARKETS CORP.

                                 By:  /s/ Debrorah D. Strek
                                 Name: Deborah D. Strek
                                 Title: Managing Director

SYNDICATION AGENT:               BANKERS TRUST COMPANY

                                 By:  /s/ Robert R. Telesca
                                 Name: Robert R. Telesca
                                 Title: Vice President

DOCUMENTATION
AGENT:                           FLEET NATIONAL BANK


                                 By:  /s/ Patrick Bonebrake
                                 Name: Patrick Bonebrake
                                 Title: Vice President

ADMINISTRATIVE                   CANADIAN IMPERIAL BANK OF
AGENT:                           COMMERCE


                                 By:  /s/ Deborah D. Strek
                                 Name: Deborah D. Strek
                                 Title: Managing Director, CIBC World Markets
                                         Corp., as Agent

LENDERS:                           FIRSTAR BANK, N.A.

                                   By: /s/ Douglas P. Best
                                      -----------------------------------------
                                   Name: DOUGLAS P. BEST
                                        ---------------------------------------
                                   Title: BANKING OFFICER
                                         --------------------------------------


                                   KZH STERLING LLC

                                   By: /s/ Susan Lee
                                      -----------------------------------------
                                   Name: Susan Lee
                                   --------------------------------------------
                                   Title: Authorized Agent
                                         --------------------------------------


                                   KATONAH I LTD.

                                   By: /s/ Ralph Della Rocca
                                      -----------------------------------------
                                   Name: RALPH DELLA ROCCA
                                        ---------------------------------------
                                   Title: AUTHORIZED OFFICER
                                         --------------------------------------
                                          KATONAH CAPITAL, L.L.C
                                             AS MANAGER


                                   KATONAH II LTD

                                   By: /s/ Ralph Della Rocca
                                      -----------------------------------------
                                   Name: RALPH DELLA ROCCA
                                        ---------------------------------------
                                   Title: AUTHORIZED OFFICER
                                         --------------------------------------
                                          KATONAH CAPITAL, L.L.C
                                              AS MANAGER

                                   PILGRIM CLO 1999-1 LTD.

                                           By: ING Pilgrim Investments,
                                               as its investment manager

                                   By: /s/ Curtis F. Lee
                                      -----------------------------------------
                                   Name: Curtis F. Lee
                                        ---------------------------------------
                                   Title: Senior Vice President
                                         --------------------------------------


                                   SEQUILS-PILGRIM I LTD

                                           By: ING Pilgrim Investments,
                                               as its investment manager

                                   By: /s/ Curtis F. Lee
                                      -----------------------------------------
                                   Name: Curtis F. Lee
                                        ---------------------------------------
                                   Title Senior Vice President
                                        ---------------------------------------


                                   PILGRIM AMERICA HIGH INCOME
                                   INVESTMENTS LTD, (as assignee)

                                           By: ING Pilgrim Investments,
                                               as its investment manager

                                   By: /s/ Curtis F. Lee
                                      -----------------------------------------
                                   Name: Curtis F. Lee
                                        ---------------------------------------
                                   Title: Senior Vice President
                                         --------------------------------------


                                   ML CLO XV PILGRIM AMERICA
                                   (CAYMAN) LTD.

                                          By: ING Pilgrim investments,
                                              as its investment manager

                                   By: /s/ Curtis F. Lee
                                      -----------------------------------------
                                   Name: Curtis F. Lee
                                        ---------------------------------------
                                   Title: Senoir Vice President
                                         --------------------------------------

                                   PILGRIM PRIME RATE TRUST

                                           By: ING Pilgrim investments,
                                            as its investment manager

                                   By: /s/ Curtis F. Lee
                                      -----------------------------------------
                                   Name: Curtis F. Lee
                                        ---------------------------------------
                                   Title: Senior Vice President
                                         --------------------------------------


                                   CHEVY CHASE BANK FSB

                                   By: /s/[ILLEGIBLE]
                                      -----------------------------------------
                                   Name: [ILLEGIBLE]
                                        ---------------------------------------
                                   Title: Assistant Vice President
                                         --------------------------------------


                                   MORGAN STANLEY PRIME INCOME TRUST,

                                   By: /s/ [ILLEGIBLE]
                                   --------------------------------------------
                                   Name: [ILLEGIBLE]
                                        ---------------------------------------
                                   Title: Vice President
                                         --------------------------------------


                                   THE BANK OF NOVA SCOTIA

                                   By: /s/ IAN A. HODGART
                                      -----------------------------------------
                                   Name: IAN A. HODGART
                                        ---------------------------------------
                                   Title: AUTHORIZED SIGNATORY
                                         --------------------------------------

                                   ORIX USA CORPORATION

                                   By: /s/ HIROYUKI MIYAUCHI
                                      -----------------------------------------
                                   Name: HIROYUKI MIYAUCHI
                                        ---------------------------------------
                                   Title: Executive Vice President
                                         --------------------------------------


                                   SEABOARD CLO 2000 LTD.

                                   By: /s/ S. H. Davis
                                      -----------------------------------------
                                   Name: Sheppard H C Davis, Jr.
                                        ---------------------------------------
                                   Title: CEO of Seaboard & Co.
                                         --------------------------------------
                                          Its Collateral Manager


                                   THE BANK OF NEW YORK

                                   By: /s/ Geoffrey C. Brooks
                                      -----------------------------------------
                                   Name: Geoffrey C. Brooks
                                        ---------------------------------------
                                   Title: Senior Vice President
                                         --------------------------------------


                                   SUNAMERICA LIFE INSURANCE COMPANY

                                   By: /s/ John G. Lepham III
                                      -----------------------------------------
                                   Name: John G. Lepham III
                                        ---------------------------------------
                                   Title: Authorized Agent
                                         --------------------------------------

LENDERS:                           CIBC INC.

                                   By: /s/ Deborah Strek
                                      -----------------------------------------
                                   Name: Deborah D. Strek
                                        ---------------------------------------
                                   Title: Managing Director, CIBC World Markets
                                          Corp, as Agent


                                   GLENEAGDES TRADING LLC

                                   By: /s/ Ann E. Morris
                                      -----------------------------------------
                                   Name: Ann E. Morris
                                        ---------------------------------------
                                   Title: Asst. Vice President
                                         --------------------------------------


                                   BLUE SQAURE FUNDING LIMITED

                                   By: /s/ Stephen T. Hessley
                                      -----------------------------------------
                                   Name: Stephen T. Hessley
                                        ---------------------------------------
                                   Title: Vice President
                                         --------------------------------------

                                   THERMOPYLAE FUNDING CORP.

                                   By: /s/ Frank B Bilotta
                                      -----------------------------------------
                                   Name: FRANK B BILOTTA
                                        ---------------------------------------
                                   Title: VICE PRESIDENT
                                         --------------------------------------


                                   Highland Loan Funding V Ltd.
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager

                                   Name: /s/ Mark K Okada CFA
                                        -------------------------------

                                   By: Mark K Okada CFA
                                   Title: Executive Vice President
                                          Highland Capital Management L.P.


                                   Highland Legacy Limited
                                   By: Highland Capital Management, L.P.
                                   As Collateral Manager

                                   Name: /s/ Mark K Okada CFA
                                        -------------------------------

                                   By: Mark K Okada CFA
                                   Title: Executive Vice President
                                          Highland Capital Management L.P.


                                   CARLYLE HIGH YIELD PARTNERS L.P.

                                   By: /s/ Mark Alter
                                      -----------------------------------------
                                   Name: MARK ALTER
                                        ---------------------------------------
                                   Title: PRINCIPAL
                                         --------------------------------------

                                   CARLYLE HIGH YIELD PARTNERS III L.P.

                                   By: /s/ Mark Alter
                                      -----------------------------------------
                                   Name: MARK ALTER
                                        ---------------------------------------
                                   Title: PRINCIPAL
                                         --------------------------------------


                                   CARLYLE HIGH YIELD PARTNERS II LTD


                                   By: /s/ Mark Alter
                                      -----------------------------------------
                                   Name: MARK ALTER
                                        ---------------------------------------
                                   Title: PRINCIPAL
                                         --------------------------------------


                                   JOHN HANCOCK LIFE INSURANCE COMPANY

                                   By: /s/ Daniel Budde
                                      -----------------------------------------
                                   Name: DANIEL BUDDE
                                        ---------------------------------------

                                   Title: Managing Director
                                         --------------------------------------


                                   GOLDENTREE HIGH YIELD OPPORTUNITIES LLP

                                   By: /s/ Frederick Haddad
                                      -----------------------------------------
                                   Name: FREDERICK HADDAD
                                        ---------------------------------------
                                   Title: PARTNER
                                         --------------------------------------

                                   CAPTIVA FINANCE LIMITED

                                   By: /s/ David Eggllshaw
                                      -----------------------------------------
                                   Name: David Eggllshaw
                                        ---------------------------------------
                                   Title: Director
                                         --------------------------------------


                                   VAN KAMPEN CLO II LTD
                                   By: Van Kampen Management Inc, As
                                   Collateral Manager

                                   By: /s/ Darvin D. Pierce
                                      -----------------------------------------
                                   Name: DARVIN D. PIERCE
                                        ---------------------------------------
                                   Title: PRINCIPAL
                                        ---------------------------------------


                                   VAN KAMPEN CLO I LTD
                                   By: Van Kampen Management Inc., as
                                   Collateral Agent

                                   By: /s/ Darvin D. Pierce
                                      -----------------------------------------
                                   Name: DARVIN D. PIERCE
                                        ---------------------------------------
                                   Title: PRINCIPAL
                                         --------------------------------------


                                   VAN KAMPEN SENIOR INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Darvin D. Pierce
                                      -----------------------------------------
                                   Name: DARVIN D. PIERCE
                                        ---------------------------------------
                                   Title: PRINCIPAL
                                         --------------------------------------

                                   VAN KAMPEN SENIOR FLOATING RATE FUND
                                   By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Darvin D. Pierce
                                      -----------------------------------------
                                   Name: DARVIN D. PIERCE
                                        ---------------------------------------
                                   Title: PRINCIPAL
                                         --------------------------------------


                                   VAN KAMPEN PRIME RATE INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.

                                   By: /s/ Darvin D. Pierce
                                      -----------------------------------------
                                   Name: DARVIN D. PIERCE
                                        ---------------------------------------
                                   Title: PRINCIPAL
                                         --------------------------------------


                                   AERIES FINANCE II LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                   as Sub-Managing Agent

                                   By: /s/ Joseph Rotondo
                                       ----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         --------------------------------------


                                   AMARA - 1 FINANCE LTD.

                                   By: INVESCO Senior Secured Management, Inc,
                                   as Subadvisor

                                   By: /s/ Joseph Rotondo
                                      -----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         --------------------------------------

                                   AMARA 2 FINANCE LTD.

                                   By: INVESCO Senior Secured Management, Inc.,
                                   as Subadvisor

                                   By: /s/ Joseph Rotondo
                                      -----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         --------------------------------------


                                   AVALON CAPITAL LTD.

                                   By: INVESCO Senior Secured Management, Inc.,
                                   as Portfolio Advisor

                                   By: /s/ Joseph Rotondo
                                      -----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         --------------------------------------


                                   OASIS COLLATERALIZED HIGH INCOME
                                   PORTFOLIO - 1, LTD.
                                   By: INVESCO Senior Secured Management, Inc.,
                                   as Subadvisor

                                   By: /s/ Joseph Rotondo
                                      -----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory


                                   AVALON CAPITAL LTD. 2
                                   By: INVESCO Senior Secured Management, Inc.
                                       as Portfolio Advisor

                                   By: /s/ Joseph Rotondo
                                      -----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         --------------------------------------

                                   AIM FLOATING RATE FUND
                                   By: INVESCO Senior Secured Management, Inc.
                                       As Attorney in fact

                                   By: /s/ Joseph Rotondo
                                      -----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         --------------------------------------


                                   CHARTER VIEW PORTFOLIO
                                   By: INVESCO Senior Secured Management, Inc.
                                       As Investment Advisor

                                   By: /s/ Joseph Rotondo
                                      -----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         --------------------------------------


                                   INVESCO CBO 2000-1 LTD.
                                   By: INVESCO Senior Secured Management, Inc.
                                       As Portfolio Advisor

                                   By: /s/ Joseph Rotondo
                                      -----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         --------------------------------------

                                   TRITON CBO III, LIMITED
                                   By: INVESCO Senior Secured Management, Inc.
                                       As Investment Advisor

                                   By: /s/ Joseph Rotondo
                                      -----------------------------------------
                                   Name: Joseph Rotondo
                                        ---------------------------------------
                                   Title: Authorized Signatory
                                         --------------------------------------

                             CERES II FINANCE LTD.
                             By: INVESCO Senior Secured Management,
                             Inc. as Sub-Managing Agent (Financial)

                             By: /s/ Joseph Rotondo
                                -----------------------------------------------
                             Name: Joseph Rotondo
                                  ---------------------------------------------
                             Title: Authorized Signatory
                                   --------------------------------------------


                             PROMETHEUS INVESTMENT FUNDING NO. 1 LTD.
                             By: CPF Asset Advisory, LLC, as Investment Manager

                             By: /s/ Timothy L. Harrod
                                -----------------------------------------------
                             Name: TIMOTHY L. HARROD
                                  ---------------------------------------------
                             Title: MANAGING DIRECTOR
                                   --------------------------------------------


                             FIRST DOMINION FUNDING I

                             By: /s/ ANDREW H. MARSHAK
                                -----------------------------------------------
                             Name: ANDREW H. MARSHAK
                                  ---------------------------------------------
                             Title: AUTHORIZED SIGNATORY
                                   --------------------------------------------


                             HELLER FINANCIAL, INC.

                             By: /s/ Robert M. Rag
                                -----------------------------------------------
                             Name: Robert M. Rag
                                  ---------------------------------------------
                             Title: Assistant Vice President
                                   --------------------------------------------

                             NOVA CDO 2001 LTD.(formerly known [ILLEGIBLE] Assc. Ltd)

                             By: [ILLEGIBLE]
                                -----------------------------------------------
                             Name: [ILLEGIBLE]
                                  ---------------------------------------------
                             Title: [ILLEGIBLE]
                                   --------------------------------------------


                             SIGNATURE 1A (CAYMAN) LTD.
                             By: John Hancock Life Insurance Company,
                             Portfolio Advisor

                             By: /s/ George H. Braun
                                -----------------------------------------------
                             Name: George H. Braun
                                  ---------------------------------------------
                             Title: Senior Managing Director
                                   --------------------------------------------


                             SIGNATURE 3 LIMITED
                             By: John Hancock Life Insurance Company, as
                             Portfolio Advisor

                             By: /s/ George H. Braun
                                -----------------------------------------------
                             Name: George H. Braun
                                  ---------------------------------------------
                             Title: Senior Managing Director
                                   --------------------------------------------


                             MOUNTAIN CAPITAL CLO II

                             By: /s/ Darren P. Riley
                                -----------------------------------------------
                             Name: DARREN P. RILEY
                                -----------------------------------------------
                             Title: DIRECTOR
                                   --------------------------------------------

                             MERRILL LYNCH MASTER SENIOR
                             FLOATING RATE FUND, INC.

                             By: /s/ JAIMIN PATEL
                                -----------------------------------------------
                             Name: JAIMIN PATEL
                                  ---------------------------------------------
                             Title: AUTHORIZED SIGNATORY
                                   --------------------------------------------


                             MASTER SENIOR FLOATING RATE TRUST

                             By: /s/ JAIMIN PATEL
                                ------------------------------------------------
                             Name: JAIMIN PATEL
                                  ----------------------------------------------
                             Title: AUTHORIZED SIGNATORY
                                   ---------------------------------------------